                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

          Filed by the Registrant [X]
          Filed by a party other than the Registrant [ ]
          Check the appropriate box:

     [ ]  Preliminary Proxy Statement        [ ]  Confidential, For Use of the
                                                  Commission Only (as permitted
     [X]  Definitive Proxy Statement              by Rule 14a-6(e)(2))

     [ ]  Definitive Additional Materials

     [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              ESS TECHNOLOGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------
     [ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                                      LOGO

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 22, 1998

TO THE SHAREHOLDERS OF ESS TECHNOLOGY, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ESS Technology, Inc. (the "Company") will be held on Friday, May 22, 1998 at 1:30 p.m. local time at The Westin Hotel, 5101 Great America Parkway, Santa Clara, California 95054 for the following purposes:

     1. To elect directors of the Company, each to serve until the next Annual Meeting of Shareholders and until his successor has been elected and qualified or until his earlier resignation or removal.

     2. To approve and ratify amendments to the Company's 1995 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 200,000 shares to an aggregate total of 425,000 shares;

     3. To approve and ratify amendments to the Company's 1997 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance hereunder by 2,000,000 shares to an aggregate of 5,000,000 shares.

     4. To ratify the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending December 31, 1998.

     5. To transact such other business as may properly come before the meeting or any postponement or adjournment(s) thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on April 3, 1998 are entitled to notice of and to vote at the meeting and any adjournment(s) thereof.

     All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy card.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ JOHN H. BARNET
                                          ----------------------------------
                                          John H. Barnet

                                          Vice President, Chief Financial
                                          Officer and Secretary
Fremont, California
April 28, 1998

                                   IMPORTANT
                                ----------------

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.

                                      LOGO
                            ------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 22, 1998
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of ESS Technology, Inc. (the "Company"), a California corporation, for use at the Annual Meeting of Shareholders to be held on Friday, May 22, 1998 at 1:30 p.m., local time, or at any postponement or adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at The Westin Hotel, 5101 Great America Parkway, Santa Clara, CA 95054. The telephone number at that location is
(408) 986-0700.

     The Company's principal executive offices are located at 48401 Fremont Blvd., Fremont, California 94538. The Company's telephone number at that location is (510) 492-1088.

SOLICITATION

     These proxy solicitation materials, including an annual report for the fiscal year ended December 31, 1997 were mailed on or about April 28, 1998 to all shareholders entitled to vote at the meeting. The costs of soliciting these proxies will be borne by the Company. These costs will include the expenses of preparing and mailing proxy materials for the Annual Meeting and reimbursement paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

     The Company will provide a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1997, including financial statements and financial statement schedules (but not exhibits), without charge to each shareholder upon written request to John H. Barnet, Chief Financial Officer, ESS Technology, Inc., 48401 Fremont Blvd., Fremont, CA 94538 (telephone number:
(510) 492-1088). Exhibits to the Annual Report may be obtained on written request to Mr. Barnet and payment of the Company's reasonable expenses in furnishing such exhibits.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
John H. Barnet, Inspector of Elections) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting of shareholders and voting in person. Please note, however, that if a shareholder's shares are held of record by a broker, bank or other nominee and the shareholder wishes to vote at the meeting, the shareholder must bring to the meeting a letter from the broker, bank or other nominee confirming the shareholder's beneficial ownership of the shares.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

VOTING

     Holders of Common Stock are entitled to one vote per share on all matters, except that in the election of directors each shareholder has cumulative voting rights and is entitled to a number of votes equal to the number of shares held by such shareholder multiplied by the number of directors to be elected. The shareholder may cast these votes all for a single candidate or distribute the votes among any or all of the candidates. No shareholder will be entitled to cumulate votes for a candidate, however, unless that candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Meeting prior to the voting of an intention to cumulate votes. In such an event, the proxy holder may allocate among the Board of Directors' nominees the votes represented by proxies in the proxy holder's sole discretion. With respect to the election of directors, the five (5) directors receiving the highest number of votes of the shares of Common Stock present in person or represented by proxy at the Meeting and voting on the election of directors will be elected.

     Votes cast in person or by proxy at the Annual Meeting will be tabulated by the Inspector of Elections with the assistance of the Company's transfer agent. The Inspector of Elections will also determine whether or not a quorum is present. The affirmative vote of a majority of shares represented and voting (and constituting at least a majority of the required quorum) at a duly held meeting at which a quorum is present and voting is required under California law for approval of proposals presented to shareholders other than the election of directors. In general, California law also provides that a quorum consists of a majority of the shares entitled to vote, represented either in person or by proxy. The Inspector of Elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as not voting for purposes of determining the approval of any matter submitted to the shareholders for a vote. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of directors, for the amendments to the 1995 Employee Stock Purchase Plan and the 1997 Equity Incentive Plan and for ratification of the appointment of the designated independent accountants, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will be considered as present for the purpose of determining the presence of a quorum but will not be considered as voting with respect to that matter. While there is no definitive specific statutory or case law authority in California concerning the proper treatment of abstentions and broker non-votes, the Company believes that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general statutory requirements in California concerning voting of shares and determination of a quorum.

RECORD DATE AND SHARE OWNERSHIP

     Only shareholders of record at the close of business on April 3, 1998, are entitled to notice of and to vote at the meeting. As of the record date, 40,885,528 shares of the Company's Common Stock were issued and outstanding, and there were 273 shareholders of record.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 1999 Annual Meeting of Shareholders must be received by the Company no later than December 31, 1998, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Company's bylaws currently provide that the number of directors shall not be less than five or more than nine. The size of the Company's Board of Directors (the "Board") is currently set at five members. Accordingly, five nominees will be elected at the Meeting to be the five directors of the Company.

     Board of Directors has nominated the five persons named below to serve as directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified or until such directors' earlier resignation or removal. All of the nominees have served as directors since the last annual meeting, except for Dominic Ng, who will stand for election as a director for the first time at this year's annual meeting. Michael Aymar who has served as a director since February 1993 is not standing for re-election. If any nominee for any reason is unable to serve, or for good cause, will not serve as a director, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or, for good cause, will not serve as a director.

NOMINEES

     The names of the nominees, and certain information about them as of April 22, 1998, are set forth below:

              NAME OF                                                           DIRECTOR
              NOMINEE                AGE          PRINCIPAL OCCUPATION           SINCE
              -------                ---          --------------------          --------
Fred S.L. Chan.....................  51    President, Chief Executive Officer     1986
                                           and Chairman of the Board of
                                           Directors of the Company
Annie M.H. Chan....................  46    Independent Investor and Management    1993
                                           Consultant
Ilbok Lee(1)(2)....................  52    President and Chief Executive          1995
                                           Officer of IC WORKS, Inc.
Peter T. Mok(1)(2).................  44    President and CEO of KLM Capital, a    1993
                                           venture capital management company
Dominic Ng.........................  39    President, Chief Executive Officer      N/A
                                           of East West Bank

---------------
(1) Member of the Audit Committee

(2) Member of the Compensation Committee (Mr. Lee is nominated to be a member of the Compensation Committee effective May 22, 1998).

     Except as set forth below, each of the nominees has been engaged in the principal occupation set forth next to his or her name above during the past five years. There is no family relationship between any director or executive officer of the Company, except for Annie Chan and Fred Chan, who are married to each other.

     Mr. Chan joined the Company in November 1985 as President and has been a director since January 1986. He was appointed Chairman of the Board of Directors in October 1992 and Chief Executive Officer in June 1994. Mr. Chan has been serving as President since February 1997. Mr. Chan served as Secretary from October 1992 to August 1995 and Chief Financial Officer from October 1992 to May 1995. Mr. Chan holds B.S.E.E. and M.S.C. degrees from the University of Hawaii. Mr. Chan is the husband of Annie M.H. Chan.

     Mrs. Chan has served as a director of the Company since May 1993 and has been an independent investor and management consultant since April 1996. Mrs. Chan was a member of the Senior Technical Staff of the Company from May 1995 until March 1996. From September 1994 to May 1995, she was Vice President, Administration of the Company and, from May 1993 to August 1994, she was Vice President, CAD of the Company. Mrs. Chan holds a B.S. degree in Organizational Behavior from the University of San Francisco. Mrs. Chan is the wife of Fred S.L. Chan.

     Mr. Lee has served as a director of the Company since April 1995. He has served as the President and Chief Executive Officer and a director of IC WORKS, Inc., a company engaged in the semiconductor design and foundry business, since May 1992. From 1989 to May 1992, he was President and a director of Samsung

Semiconductor, Inc., a semiconductor manufacturer. Mr. Lee holds a B.S.E.E. degree from Seoul National University and also holds M.S.E.E. and Ph.D.E.E. degrees from the University of Minnesota.

     Mr. Mok has served as a director of the Company since May 1993. Mr. Mok has served as President and CEO of KLM Capital, a venture capital management company, since July 1996. From July 1994 to July 1996, Mr. Mok was Senior Manager, Investment Banking, of DBS Ltd. From June 1992 to July 1994, he was Senior Vice President, Manager and a director of Transpac Capital, Inc., a venture capital management company that is a wholly-owned subsidiary of Transpac. From June 1990 to June 1992, he was Vice President and Manager of the Pacific Rim Group of Silicon Valley Bank, a commercial bank. Mr. Mok holds a B.S. degree in Business Administration from San Jose State University.

     Mr. Ng has served as President and CEO of East West Bank since 1992. Prior to that, he served as President of Seyen Investment, Inc. Mr. Ng is currently a member of the Board of Governors of Town Hall Los Angeles and serves, among others, as a director of the United Way of Greater Los Angeles and a director of the Los Angeles Chamber of Commerce.

     Mr. Aymar who served as a director of the Company since February 1993 is not standing for election at this annual meeting. He has been employed at Intel Corporation, a semiconductor design, development, manufacturing and marketing company since 1976 and is currently Vice-President/General Manager, Desktop Products Group. Prior to his current assignment, he held various positions in system and software engineering, microprocessor marketing and VLSI design automation. Mr. Aymar holds B.S.E.E. and M.S.E.E. degrees from Stanford University.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

     The Board met eight times, including telephone conference meetings, and acted by written consent once during fiscal year 1997. The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating Committee.

     The Audit Committee of the Board of Directors currently consists of Messrs. Lee and Mok and held three meetings during fiscal year 1997. The Audit Committee meets with the Company's independent accountants to review the adequacy of the Company's internal control systems and financial reporting procedures; reviews the general scope of the Company's annual audit and the fees charged by the independent accountants; reviews and monitors the performance of non-audit services by the Company's auditors; reviews the fairness of any proposed transaction between any officer, director or other affiliate of the Company and the Company, and after such review, makes recommendations to the full Board; and performs such further functions as may be required by any stock exchange or over-the-counter market upon which the Company's Common Stock may now or in the future be listed.

     The Compensation Committee currently consists of Messrs. Mok and Aymar and held six meetings during fiscal year 1997. The Compensation Committee reviews and approves compensation and benefits for the Company's key executive officers, administers the Company's stock purchase and equity incentive plans and makes recommendations to the Board of Directors regarding such matters.

     The Nominating Committee was formed in December 1997 and currently consists of Messrs. Aymar, Lee and Mok. The Nominating Committee did not meet in fiscal year 1997.

     No incumbent director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of the Committees of the Board of Directors on which he serves held during the fiscal year 1997.

COMPENSATION OF DIRECTORS

     Directors of the Company do not receive cash compensation for their services, except that non-employee directors (Mr. Aymar, Mrs. Chan, Mr. Lee and Mr. Mok) receive $1,000 each for each board meeting he or she attends. The Directors are reimbursed for their reasonable expenses in attending meetings of the Board of Directors.

     Non-employee directors of the Company are automatically granted options to purchase shares of the Company's Common Stock pursuant to the terms of the Company's 1995 Directors' Stock Option Plan (the "Directors' Plan"). Each non-employee director who becomes a member of the Board on or after October 5, 1995, the effective date of the Company's initial public offering of its Common Stock (the "Effective Date"), will be automatically granted an option to purchase 20,000 shares of Common Stock under the Directors' Plan (the "Initial Grant"). On each anniversary of his or her Initial Grant, each non-employee director will be automatically granted an additional option to purchase 5,000 shares of Common Stock under the Directors Plan, so long as he or she has continuously served as a director of the Company (the "Succeeding Grant"). In addition, a non-employee director who does not receive an Initial Grant shall nevertheless automatically receive a Succeeding Grant on the anniversary of the most recent grant of an option to such director. Options granted under the Directors' Plan have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant with a term of ten years. The fair market value of the Common Stock is the closing sales price on the Nasdaq National Market on the last trading day prior to grant.

     On April 18, 1998 the Board of Directors granted Mr. Mok and Mr. Lee 10,000 additional options to purchase the Company Common Stock under the 1995 Equity Incentive Plan.

REQUIRED VOTE

     The five nominees receiving the highest number of affirmative votes of shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and voting on the election of directors shall be elected as directors.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE
                             NOMINEES LISTED ABOVE.

                                 PROPOSAL NO. 2

         APPROVAL OF AMENDMENT TO THE 1995 EMPLOYEE STOCK PURCHASE PLAN

     At the Annual Meeting, the Company's shareholders are being asked to approve an amendment to the 1995 Employee Stock Purchase Plan (the "1995 Purchase Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 200,000 shares to an aggregate of 425,000 shares. The following is a summary of principal features of the 1995 Purchase Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1995 Purchase Plan. Any shareholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Vice President of Finance at the Company's principal offices in Fremont, California.

GENERAL

     The 1995 Purchase Plan was adopted by the Board of Directors in August 1995 and approved by the shareholders in October 1995. The Board of Directors initially reserved 225,000 shares of Common Stock for issuance under the 1995 Purchase Plan. In April 1998, the Board of Directors approved an amendment to the 1995 Purchase Plan to increase the number of shares for issuance thereunder by 200,000 shares to a total of 425,000 shares, which amendment is the subject of this proposal.

     The 1995 Purchase Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 1995 Purchase Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

     As of March 11, 1998, there were 208 participants in the 1995 Purchase Plan, and only approximately 103,515 shares were available for issuance pursuant to the Company's 1995 Purchase Plan.

MATERIAL AMENDMENT

     The Board of Directors believes that in order to attract and retain highly qualified employees and consultants and to provide such employees and consultants with adequate incentives through their proprietary interest in the company, it is necessary to amend the 1995 Purchase Plan to reserve an additional 200,000 shares of Common Stock for issuance under the 1995 Purchase Plan. At the Annual Meeting, the shareholders are being asked to approve this amendment to the 1995 Purchase Plan.

PURPOSE

     The primary purpose of the 1995 Purchase Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business.

ADMINISTRATION

     The 1995 Purchase Plan may be administered by the Board of Directors or a committee of members of the Board appointed by the Board. The 1995 Purchase Plan is currently being administered by the Compensation Committee of the Board of Directors. All questions of interpretation of the 1995 Purchase Plan are determined by the Compensation Committee, and its decisions are final and binding upon all participants. Members of the Board of Directors who are eligible employees are permitted to participate in the 1995 Purchase Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 1995 Purchase Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 1995 Purchase Plan. No charges for administrative or other costs will be made against the payroll deductions of a participant in the 1995 Purchase Plan. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the 1995 Purchase Plan.

ELIGIBILITY

     Subject to certain limitations imposed by Section 423(b) of the Code and limitations on stock ownership as set forth in the 1995 Purchase Plan, any person (including officers and employee directors) of the Company or its subsidiaries as of one month before the offering date who completes a subscription agreement on the form provided by the Company is eligible to participate in the 1995 Purchase Plan, unless such person is five percent or greater shareholder of the Company or is customarily employed for less than 20 hours per week or less than five months per year.

OFFERING DATES

     The 1995 Purchase Plan is implemented by two offerings, each for a six-month period. The offering periods commence on or about February 1 and August 1 of each year, except that the initial offering period commenced in October 1995. The Board of Directors may alter the duration of the offering periods without shareholder approval if such change is announced at least 15 days prior to the scheduled beginning of the first offering period to be affected.

TERMS OF OPTIONS

     (a) Participation in the Plan. Eligible employees become participants in the 1995 Purchase Plan by delivering to the Company a subscription agreement authorizing payroll deductions at least fifteen days prior to the applicable offering date, unless a later time for filing the subscription agreement has been set by the Board of Directors for all eligible employees with respect to a given offering.

     (b) Purchase Price. The purchase price per share at which shares are sold under the 1995 Purchase Plan is the lower of 85% of the fair market value of the Common Stock on the date of commencement of the offering period or 85% of the fair market value of the Common Stock on the last day of the offering period. The fair market value of the Common Stock on a given date is generally the closing sales price on the Nasdaq National Market on the last trading date prior to the date of determination.

     (c) Payment of Purchase Price; Payroll Deductions. The purchase price of the shares is accumulated by payroll deductions during the offering period. The deductions may not be less than 2% and may not be more than 10% of a participant's eligible compensation. A participant may decrease his or her participation in the 1995 Purchase Plan once during any offering period but may not increase the rate of payroll deductions at any time during the offering period.

     All payroll deductions are credited to the participant's account under the 1995 Purchase Plan and are deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose. No interest accrues on the payroll deductions of a participant in the Plan.

     (d) Purchase of Stock; Exercise of Option. By executing a subscription agreement to participate in the 1995 Purchase Plan, the participant is entitled to have shares placed under option. At the beginning of an offering period, each participant is granted an option to purchase up to that number of shares determined by dividing such employee's payroll deductions accumulated prior to the end of the offering period and retained in the participant's account as of the end of the offering period by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock at the beginning of the offering period or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the last day of the offering period. The maximum number of shares placed under option to a participant in an offering is 250 shares of Common Stock until changed by the Board of Directors. In no event, however, may the number of shares be more than 200% of the number of shares determined by dividing the amount of the participant's total payroll deductions to be accumulated during the offering period by 85% of the fair market value of the Common Stock at the beginning of the offering period. The Company may make a pro rata reduction in the number of shares subject to options if the total number of shares which would otherwise be subject to options granted at the beginning of an offering period exceeds the number of remaining available shares in the 1995 Purchase Plan.

     Unless the participant's participation is discontinued, each participant's option for the purchase of shares will be exercised automatically at the end of the offering period at the applicable price. Participants pay no commissions on Common Stock purchased under the 1995 Purchase Plan. However, if a participant decides to sell the Common Stock, the participant can expect to be charged a fee or commission if he or she uses an agent, such as a stock broker.

     No participant is permitted to subscribe for shares under the 1995 Purchase Plan if immediately after the grant of the option the participant would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the voting power or value of all classes of stock of the Company or of any of its subsidiaries (including stock which may be purchased under the 1995 Purchase
Plan) nor is any participant granted an option which would permit the participant to buy pursuant to the 1995 Purchase Plan more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) in any calendar year. Furthermore, if the number of shares which would otherwise be placed under option at the beginning of an offering period exceeds the number of shares then available under the 1995 Purchase Plan, a pro rata allocation of the available shares is made in as equitable a manner as is practicable.

     (e) Withdrawal. The participant's interest in a given offering may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the 1995 Purchase Plan at least fifteen days prior to the end of an Offering Period.

     Any withdrawal by the participant of accumulated payroll deductions for a given offering automatically terminates the participant's interest in that offering. In effect, the participant is given an option which may or may not be exercised during the six-month offering period. By executing the subscription agreement, the participant is not obligated to make the stock purchase; rather the subscription agreement is merely an election by the participant to place shares under option. Unless the participant's participation is discontinued, the option for the purchase of shares will be exercised automatically at the end of the offering period, and the maximum number of full shares purchasable with such participant's accumulated payroll deductions will be purchased for the participant at the applicable price.

     In the event that a participant fails to remain in the continuous employment of the Company, such participant will be deemed to have elected to withdraw from the 1995 Purchase Plan and the payroll deductions credited to such participant's account will be returned to such participant.

     A participant's withdrawal from an offering does not have any effect upon such participant's eligibility to participate in subsequent offerings under the Plan.

     (f) Termination of Employment. Termination of a participant's employment for any reason, including retirement or death, prior to the termination of the offering period cancels his or her participation in the 1995 Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned, without interest, to such participant, or in the case of death, to the person or persons entitled thereto as specified in the participant's subscription agreement.

     (g) Nontransferability. No rights or accumulated payroll deductions of a participant under the 1995 Purchase Plan may be pledged, assigned or transferred for any reason and any such attempt may be treated by the Company as an election to withdraw from the 1995 Purchase Plan.

     During his or her lifetime, a participant's option to purchase shares under the 1995 Purchase Plan is exercisable only by him or her. However, a participant may file a written designation of a beneficiary who is (i) to receive any shares and cash, if any, from the participant's account under the 1995 Purchase Plan in the event of such participant's death subsequent to the end of an offering period but prior to delivery to him or her of such shares and cash, and (ii) to receive any cash from the participant's account under the 1995 Purchase Plan in the event of such participant's death prior to the end of the offering period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

     (h) Capital Changes/Acceleration of Option. In the event any change, such as a stock split or stock dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustments will be made in the shares subject to purchase and in the purchase price per share, as well as in the number of shares available for issuance under the 1995 Purchase Plan.

     In the event of the proposed dissolution or liquidation of the Company, the current offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board of Directors. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the 1995 Purchase Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the offering period then in progress by setting a new exercise date.

     (i) Reports. Individual accounts will be maintained for each participant in the Plan. Each participant will receive after the end of the six-month offering period a report of such participant's account setting forth the total amount of payroll deductions accumulated, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

AMENDMENT AND TERMINATION OF THE 1995 PURCHASE PLAN

     The Board of Directors may at any time amend or terminate the 1995 Purchase Plan, but no amendment or termination is allowed if it would impair the rights of any participant under any grant previously made, without his or her consent. In addition, the Company must obtain shareholder approval of any amendment to the 1995 Purchase Plan in such a manner and to the extent necessary to comply with Rule 16b-3 under the Exchange Act and/or Section 423 of the Code (or any other applicable law or regulation). If not earlier terminated, the 1995 Purchase Plan will continue in effect until the earlier of 2005 or when all of the shares of Common Stock reserved for issuance under this Plan have been issued.

FEDERAL INCOME TAX ASPECTS OF THE 1995 PURCHASE PLAN

     THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 1995 PURCHASE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 1995 PURCHASE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

     The 1995 Purchase Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 1995 Purchase Plan.

     If the shares are sold or otherwise disposed of more than two years after the first day of the offering period during which shares were purchased (the "Offering Date") and more than one year from the last day of such Offering Period, a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

     If the shares are sold or otherwise disposed of before the expiration of the one- and two-year holding periods described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

     In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 1995 Purchase Plan.

     The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

     The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the one- and two-year holding periods described above.

RESTRICTIONS ON RESALE

     Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 1995 Purchase Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

DESCRIPTION OF CAPITAL STOCK

     The securities to be purchased under the 1995 Purchase Plan are shares of Common Stock, no par value, of the Company. The holders of Common Stock are entitled to one vote per share on all matters to be voted upon by the shareholders. Subject to preferences that may be applicable to any outstanding Preferred Stock, the holders of Common Stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available therefor. In the event of a liquidation, dissolution or winding up of the Company, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior rights of Preferred Stock, if any, then outstanding. The Common Stock has no preemptive or conversion rights.

     The Company has 10,000,000 authorized shares of "blank check" Preferred Stock that may be issued with such designations, rights and preferences as may be determined from time to time by the Board of Directors, without any further vote or action by the shareholders. The issuance of Preferred Stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire a majority of the outstanding voting stock of the Company, thereby delaying, deferring or preventing a change in control of the Company. Furthermore, such Preferred Stock may have other rights, including economic rights, senior to the Common Stock, and as a result, the issuance of such Preferred Stock could have a material adverse effect on the market value of the Common Stock. Although the Company has no present intention to issue any additional shares of its Preferred Stock, there can be no assurance that the Company will not do so in the future.

REQUIRED VOTE

     The approval of the amendments to the 1995 Purchase Plan to increase the number of shares reserved for issuance thereunder by 200,000 shares requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.

THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1995 EMPLOYEE
                              STOCK PURCHASE PLAN.

                                 PROPOSAL NO. 3
              APPROVAL OF AMENDMENT TO 1997 EQUITY INCENTIVE PLAN

     At the Annual Meeting, the Company's shareholders are being asked to approve an amendment to the Company's 1997 Equity Incentive Plan (the "1997 Incentive Plan") to increase the number of shares authorized for issuance thereunder by 2,000,000 shares to an aggregate of 5,000,000 shares. The following is a summary of principal features of the 1997 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1997 Incentive Plan. Any shareholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Vice President of Finance at the Company's principal offices in Fremont, California.

GENERAL

     The 1997 Incentive Plan was adopted by the Board in April 1997 and approved by the shareholders in May 1997. The purpose of the 1997 Incentive Plan is to provide incentives to attract, retain and motivate qualified employees, consultants, independent contractors and advisors whose present and potential contributions are important to the success of the Company, by offering them an opportunity to participate in the Company's future performance through awards of stock options, restricted stock and stock bonuses.

SHARES SUBJECT TO THE 1997 INCENTIVE PLAN

     An aggregate of 3,000,000 shares of the Common Stock of the Company was initially reserved by the Board for issuance under the 1997 Incentive Plan. In April 1998, the Board of Directors approved an amendment to the 1997 Incentive Plan to increase the number of shares reserved for issuance thereunder by 2,000,000 shares to a total of 5,000,000 shares, which amendment is the subject of this proposal.

     If any option granted pursuant to the 1997 Incentive Plan expires or terminates for any reason without being exercised in whole or in part, or any award terminates without being issued, or any award is forfeited or repurchased by the Company at the original purchase price, the shares released from such option will again become available for grant and purchase under the 1997 Incentive Plan. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

     In February 1998, the Board of Directors approved an offer to reprice options under the Company's 1995 Equity Incentive Plan and 1997 Incentive Plan, pursuant to which a total of approximately 3,380,000 options with an exercise price greater than $7.69 per share were exchanged for options with an exercise price of $7.69 per share.

     As of March 11, 1998, options to purchase 3,745,838 shares of Common Stock had been granted under the 1997 Incentive Plan (including the options considered granted pursuant to the repricing program), 1,688,575 had been cancelled (including the options surrendered for exchange pursuant to the repricing program) and none had been exercised. As of March 11, 1998, options to purchase 942,737 shares remain available for grant. As of April 1998, there were 334 employees who participated in the 1997 Incentive Plan. Shareholders are being asked to approve the Amendment to the 1997 Incentive Plan to increase the number of Common Stock reserved for issuance thereunder by 2,000,000 shares at the Annual Meeting.

ADMINISTRATION

     The 1997 Incentive Plan is administered by the Compensation Committee (the "Committee"), the members of which are appointed by the Board. The Committee currently consists of Messrs. Mok and Aymar, both of whom are "non-employee directors", as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors", as that term is defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     Subject to the terms of the 1997 Incentive Plan, the Committee determines the persons who are to receive awards, the number of shares subject to each such award and the terms and conditions of each such award. The Committee has the authority to construe and interpret any of the provisions of the 1997 Incentive Plan or any awards granted thereunder.

ELIGIBILITY

     Employees, officers, directors, consultants, independent contractors and advisors of the Company (and of any subsidiaries and affiliates) are eligible to receive awards under the 1997 Incentive Plan (the "Participants"). No Participant is eligible to receive more than 375,000 shares of Common Stock in any calendar year under the 1997 Incentive Plan, other than new employees of the Company (including directors and officers who are also new employees) who are eligible to receive up to a maximum of 750,000 shares of Common Stock in the calendar year in which they commence their employment with the Company.

STOCK OPTIONS

     The 1997 Incentive Plan permits the granting of options that are intended to qualify either as Incentive Stock Options ("ISOs"), as defined under the Code, or Nonqualified Stock Options ("NQSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or any parent or subsidiary of the Company.

     The exercise price for any option issued under the 1997 Incentive Plan must be no less than 100% of the "fair market value" (as defined in the 1997 Incentive Plan) of a share of Common Stock at the time the ISO is granted. In the case of an ISO granted to a 10% shareholder, the exercise price for each such ISO share must be no less than 110% of the fair market value of a share of Common Stock at the time the ISO is granted. The option exercise price for each NSO share must be no less than 85% of the fair market value of a share of Common Stock at the time of grant. To date, the Company has not granted options under the Incentive plan at less than fair market value.

     The exercise price of options granted under the 1997 Incentive Plan may be paid as approved by the Committee at the time of grant: (1) in cash (by check);
(2) by cancellation of indebtedness of the Company to the Participant; (3) by surrender of shares of the Company's Common Stock owned by the Participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (4) by tender of a full recourse promissory note; (5) by waiver of compensation due to or accrued by the Participant for services rendered; (6) by a "same-day sale' commitment from the Participant and a National Association of Securities Dealers, Inc. ("NASD") broker; (7) by a "margin" commitment from the Participant and a NASD broker; or
(8) by any combination of the foregoing.

TERMINATION OF OPTIONS

     Options are generally exercisable for a period of 10 years. Options granted under the 1997 Incentive Plan terminate 30 days (or such other period of time as determined by the Committee, not exceeding 3 months in the case of an ISO and 6 months in the case of an NSO) after the Participant ceases to be employed or retained by the Company unless the termination of employment or retention is due to permanent and total disability or death, in which case the option may, but need not, provide that it may be exercised at any time within 6 months of termination to the extent the option was exercisable to the date of termination. In no event will an option be exercisable after the expiration date of the option.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event any change, such as a stock split, reverse stock split, stock dividend, combination or reclassification, is made in the Company's capitalization that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price of each outstanding option, the number of shares subject to each option, and the annual limitation on grants to employees, as well as the number of shares available for issuance under the 1997 Incentive Plan. In the event of the proposed dissolution or liquidation of the Company, such option will terminate unless otherwise provided by the Committee.

     In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the option shall be assumed or an equivalent option substituted by the successor corporation unless the administrator decides, in lieu of such assumption or substitution, to accelerate the vesting of the option to make it exercisable as to some or all of the shares subject to the option, including shares which would not otherwise be exercisable. In the event of such acceleration of the option, the optionee shall have 15 days from the date of notice of the option's acceleration to exercise all or a portion of the option, and the option will terminate upon the expiration of such period.

AMENDMENT OF THE 1997 INCENTIVE PLAN

     The Board of Directors may amend the 1997 Incentive Plan at any time or from time to time or may terminate it without approval of the shareholders; provided, however, that shareholder approval is required for any amendment to the 1997 Incentive Plan that: (i) increases the number of shares that may be issued under the 1997 Incentive Plan, (ii) modifies the standards of eligibility, or (iii) modifies the limitation on grants to employees described in the 1997 Incentive Plan or results in other changes which would require shareholder approval to qualify options granted under the 1997 Incentive Plan as performance-based compensation under Section 162(m) of the Code. However, no action by the Board of Director or the shareholders may alter or impair any option previously granted under the 1997 Incentive Plan, unless mutually agreed otherwise between the optionee and the Board of Directors.

TERM OF THE 1997 INCENTIVE PLAN

     Unless terminated earlier as provided in the 1997 Incentive Plan, the 1997 Incentive Plan will terminate in April 2007, ten (10) years from the date the 1997 Incentive Plan was adopted by the Board.

FEDERAL INCOME TAX INFORMATION

     THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE INCENTIVE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN, AND IS, ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE INCENTIVE PLAN.

     Incentive Stock Options. A Participant will not recognize income upon grant of an ISO and will not incur tax on its exercise (unless the Participant is subject to the alternative minimum tax described below). If the Participant holds the stock acquired upon exercise of an ISO (the "ISO Shares") for one year after the date the option was exercised and for two years after the date the option was granted, the Participant generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO shares.

     If the Participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), then gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, generally will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the Participant.

     Alternative Minimum Tax. The difference between the fair market value of the ISO shares on the date of exercise and the exercise price is an adjustment to income for purposes of the alternative minimum tax (the "AMT"). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO shares on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount. Because the alternative minimum tax calculation may be complex, any optionee who upon exercising an incentive stock option may recognize alternative minimum taxable income in excess of the exclusion amount noted above should consult his or her own tax advisor prior to exercising the incentive stock option.

     Nonqualified Stock Options. A Participant will not recognize any taxable income at the time a NQSO is granted. However, upon exercise of a NSO the Participant will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount will be treated as ordinary income by the Participant and may be subject to income tax and FICA withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss. Special rules apply where all or a portion of the exercise price is paid by tendering shares of Common Stock.

     Tax Treatment of the Company. The Company will be entitled to a deduction in connection with the exercise of a NSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income and the Company withholds tax. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares.

ERISA

     The 1997 Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under Section 401(a) of the Code.

REQUIRED VOTE

     The approval and the ratification of amendments to the 1997 Incentive Plan to increase the number of shares of Common Stock for issuance hereunder by 2,000,000 shares to an aggregate of 5,000,000 shares requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting a majority of the required quorum.

    THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1997
                                INCENTIVE PLAN.

                                 PROPOSAL NO. 4

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Company has selected Price Waterhouse LLP as its independent accountants to perform the audit of the Company's financial statements for fiscal year 1998, and recommends that the shareholders vote for ratification of such selection. In the event the shareholders do not ratify such appointment, the Board of Directors will reconsider its selection. Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

REQUIRED VOTE

     The ratification of the appointment of Price Waterhouse LLP as the Company's independent accountants requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting a majority of the required quorum.

               THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION
         OF THE SELECTION OF PRICE WATERHOUSE LLP FOR FISCAL YEAR 1998

          COMMON OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of March 11, 1998, known to the Company regarding the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each of the Company's directors,
(iii) each executive officer named in the Summary Compensation Table below and
(iv) all directors and executive officers as a group.

                                                               SHARES BENEFICIALLY OWNED(1)
 5% SHAREHOLDERS, DIRECTORS, NAMED EXECUTIVE OFFICERS, AND    ------------------------------
        DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP             NUMBER      PERCENT OF TOTAL
 ---------------------------------------------------------    ----------    ----------------
Fred S.L. Chan..............................................  11,514,902(2)       28%
  President, Chief Executive Officer,
  Chairman of the Board of Directors
  c/o ESS Technology, Inc.
  48401 Fremont Blvd.
  Fremont, CA 94538
Annie M.H. Chan.............................................  11,514,902(2)       28%
  Director
  c/o ESS Technology, Inc.
  48401 Fremont Blvd.
  Fremont, CA 94538
Trusts benefiting the children of Fred S.L. Chan and           3,608,954(3)        9%
  Annie M.H. Chan...........................................
  c/o ESS Technology, Inc.
  48401 Fremont Blvd.
  Fremont, CA 94538
Nicholas A. Aretakis........................................      71,000(4)         *
  Vice President, Sales
  c/o ESS Technology, Inc.
  48401 Fremont Blvd.
  Fremont, CA 94538
Michael A. Aymar............................................      48,753(5)         *
  Director
  c/o Intel Corporation
  2200 Mission College Blvd.
  Santa Clara, CA 95052-8119
John H. Barnet..............................................           0            *
  Vice President, Finance
  Chief Financial Officer and Secretary
  c/o ESS Technology, Inc.
  48401 Fremont Blvd.
  Fremont, CA 94538
Robert L. Blair.............................................      45,000(6)         *
  Executive Vice President, Operations
  c/o ESS Technology, Inc.
  48401 Fremont Blvd.
  Fremont, CA 94538
Ilbok Lee...................................................      27,500(7)         *
  Director
  c/o IC WORKS, Inc.
  3725 North First Street
  San Jose, CA 95134-1700
Peter T. Mok................................................      34,600(8)         *
  Director
  c/o KLM Capitol Group
  2041 Mission College Blvd.
  Suite 175
  Santa Clara, CA 95054
Chi Shin Wang...............................................     123,725            *
  Chief Technical Officer
  c/o ESS Technology, Inc.
  48401 Fremont Blvd.
  Fremont, CA 94538
All executive officers and directors as a group (11           15,598,434(9)       38%
  persons)..................................................

---------------
 *  Less than 1%

 (1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. As of March 11, 1998, 40,885,528 were issued and outstanding. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days after March 11, 1998 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

 (2) Includes 900,000 shares held by Mrs. Annie Chan (Mr. Fred Chan's wife) and 10,388,652 shares held by Annie M.H. Chan Living Trust. Also includes options exercisable on or before May 10, 1998 and held by Mrs. Chan to purchase 1,250 shares of Common Stock of the Company and options exerciseable on or before May 10, 1998 and held by Mr. Chan to purchase 250,000 shares of Common Stock of the Company.

 (3) Represents 814,578 shares held by a trust benefiting David Y.W. Chan (the "David Chan Trust"), 814,576 shares held by a trust benefiting Edward Y.C. Chan (the "Edward Chan Trust"), 280,000 shares held by a trust benefiting Michael Y.J. Chan (the "Michael Chan Trust") and 1,771,800 shares held by a trust benefiting David, Edward and Michael Chan jointly. David, Edward and Michael Chan are the sons of Fred S.L. Chan and Annie M.H. Chan. Mee Sim Chan Lee and Sung Kook Kim are trustees of the four above-mentioned trusts. In addition, Myong Shin Kim is a trustee of the David Chan Trust, the Michael Chan Trust and the Edward Chan Trust.

 (4) Represents 1,000 shares held through 1995 Employee Stock Purchase Plan and 70,000 shares subject to outstanding stock options exercisable on or before May 10, 1998.

 (5) Includes 18,750 shares subject to outstanding stock options exercisable on or before May 10, 1998.

 (6) Includes 30,000 shares subject to outstanding stock options exercisable on or before May 10, 1998.

 (7) Includes 27,500 shares subject to outstanding stock options exercisable on or before May 10, 1998.

 (8) Includes 26,250 shares subject to outstanding stock options exercisable on or before May 10, 1998.

 (9) Includes an aggregate of 437,750 shares which the directors and executive officers have the right to acquire by May 10, 1998. Does not include an aggregate of 3,680,954 shares held by trusts benefiting Mr. & Mrs. Chan's children.

                             EXECUTIVE COMPENSATION

     The following table sets forth all compensation awarded to or earned for services by the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers (the "Named Executive Officers") whose salary and bonus for the fiscal year 1997 were in excess of $100,000 for services rendered in all capacities to the Company for that fiscal year. It also includes the compensation earned by Mr. Ericsson who would have been one of the four most highly compensated executive officers if he were employed by the Company on December 31, 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                           ANNUAL COMPENSATION                    COMPENSATION AWARDS
                               -------------------------------------------   ------------------------------
                                                                 OTHER        SECURITIES
                               FISCAL                            ANNUAL       UNDERLYING       ALL OTHER
 NAME AND PRINCIPAL POSITION    YEAR     SALARY     BONUS     COMPENSATION     OPTIONS      COMPENSATION(1)
 ---------------------------   ------   --------   --------   ------------   ------------   ---------------
Fred S.L. Chan...............   1997    $247,167   $122,686           --        100,000        $  1,219
  President and Chief
     Executive                  1996     225,500    480,000           --             --           1,183
  Officer, Chairman of the      1995     166,333    321,421           --        375,000           1,183
  Board of Directors

John H. Barnet...............   1997    $191,205   $ 50,000           --         80,000        $401,219(2)
  Vice President, Finance and   1996      46,250    413,432(3)         --       200,000             203
  Chief Financial Officer and
  Secretary

Nicholas A. Aretakis.........   1997    $130,146   $100,705           --        100,000        $    810
  Vice President, Sales         1996     113,272     78,800           --             --             810
                                1995     115,000     70,508           --             --             810

Robert L. Blair..............   1997    $159,361         --           --         70,000        $    845
  Executive Vice President,     1996     116,728         --           --         50,000             845
  Operations                    1995     118,551         --           --             --             845

Bo Ericsson..................   1997    $149,214     37,500           --         70,000        $ 68,706
  Vice President,               1996      18,269         --           --         75,000              44
     Marketing(4)

Chi Shin Wang................   1997    $119,358   $ 30,000           --         52,000        $    657
  Chief Technical Officer       1996     116,767     30,000           --        100,000             102

---------------
(1) Includes dollar value of premiums paid by the Company under the Company's group term life insurance policy and accidental death and dismemberment policy on behalf of the Named Executive Officer and, in the case of Mr. Ericsson, $7,650 in consulting and $60,000 in severance payments.

(2) Includes $400,000 from Mr. Barnet exercise of his right to receive a $5.00 per share appreciation on 80,000 shares of options granted to him pursuant to his employment agreement entered in October 1996. In addition, Mr. Barnet paid off the loan of $400,000 from the Company (including all of the accrued interest) made to him as part of his employment agreement.

(3) Includes a $400,000 sign-on bonus for Mr. Barnet upon joining the Company and a $13,432 bonus earned in 1996 but paid in 1997.

(4) Mr. Ericsson resigned from the Company in December, 1997.

                    STOCK OPTION GRANTS IN FISCAL YEAR 1997

     The following table sets forth further information for the Named Executive Officers with respect to grants of options to purchase Common Stock of the Company made in the fiscal year 1997 and the value of all options held by such executive officers on December 31, 1997. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term.

                                                                                                             POTENTIAL REALIZABLE
                                                           INDIVIDUAL GRANTS                                   VALUE AT ASSUMED
                               -------------------------------------------------------------------------            ANNUAL
                               NUMBER OF      PERCENT OF                                                     RATES OF STOCK PRICE
                               SECURITIES    TOTAL OPTIONS                                                  APPRECIATION FOR OPTION
                               UNDERLYING     GRANTED TO                                                            TERM($)
                                OPTIONS      EMPLOYEES IN    EXERCISE PRICE                 EXPIRATION      -----------------------
            NAME                GRANTED      FISCAL 1997*     PER SHARE($)    GRANT DATE       DATE            5%           10%
            ----               ----------    -------------   --------------   ----------   -------------    ---------   -----------
Fred S.L. Chan...............   100,000(1)       4.02%          $15.8813      7/21/1997      7/21/2007(1)   $851,973    $2,130,751
John H. Barnet...............    40,000(2)**     1.61%          $14.4376      7/21/1997      7/21/2007(2)   $340,789    $  852,301
                                 40,000(3)       1.61%          $10.2500      12/3/1997      12/3/2004(3)   $153,175    $  352,657
Nicholas A. Aretakis.........   100,000(4)**     4.02%          $14.4375      7/21/1997      7/21/2007(4)   $745,256    $1,820,567
Robert L. Blair..............    70,000(5)**     2.81%          $14.4375      7/21/1997      7/21/2007(5)   $569,451    $1,412,608
Bo Ericsson(6)...............    50,000(7)       2.01%          $24.0000      2/20/1997      3/12/1998(7)   $ 63,762    $  127,711
                                 20,000(7)       0.80%          $14.4375      7/21/1997      3/12/1998(7)   $  9,183    $   18,210
Chi Shin Wang................    20,000(8)**     0.80%          $27.8750       1/3/1997       1/3/2007(8)   $268,143    $  648,436
                                 32,000(9)**     1.28%          $14.4375      7/21/1997      7/21/2007(9)   $272,631    $  681,840

---------------
  * Total number of options granted by the Company for the fiscal year 1997 is 2,490,293 shares. This does not include the shares of options considered granted pursuant to the repricing program effected in May 1997. None of the executive officers of the company participated in that repricing program.

 ** The option was repriced on February 17, 1998. The repriced option has an exercise price of $7.6875, which was the closing sales price of the Company's Common Stock on the Nasdaq National Market as of the close of February 13, 1998. The repricing options have a new vesting schedule pursuant to which unvested shares as of February 17, 1998 will vest in three equal annual installments starting February 17, 1999. Repriced shares may not be exercised until the earlier of the Company's Common Stock trading at or above $15 for ten consecutive trading days or February 17, 2001. Furthermore, even if the Company's common stock trades at or above $15 for ten consecutive days prior to February 17, 1999, the shares may not be exercised until February 17, 1999. The expiration date for the repriced options that were not vested as of February 17, 1998 are as follows: (i) one-third of such options expires two years prior to the expiration date of the surrendered options (the "Original Expiration Date"); (ii) one-third of such options expires one year prior to the Original Expiration Date and
    (iii) one-third of such options expires on the Original Expiration Date.

(1) The option is exercisable in two equal installments starting July 21, 2001 and expires in two equal installments starting July 21, 2006.

(2) The option is exercisable in two equal installments starting July 21, 2001 and expires in two equal installments starting July 21, 2006. This option was repriced on February 17, 1998.

(3) The option is exercisable in two equal installments starting December 3, 1997 and expires in two equal installments starting December 3, 2003.

(4) The option is exercisable in four equal installments starting July 21, 1999 and expires in four equal installments starting July 21, 2004. This option was repriced on February 17, 1998.

(5) 20,000 shares are exercisable starting July 21, 2000 and expire July 21, 2005; 20,000 shares are exercisable starting July 21, 2001 and expire July 21, 2006. The remaining 30,000 shares are exercisable starting July 21, 2002 and expire July 21, 2007. This option was repriced on February 17, 1998.

(6) Mr. Ericsson left the Company in December, 1997.

(7) The option expired on March 12, 1998 without vesting due to termination of employment.

(8) The option is exercisable in five equal installments starting January 3, 1998 and expires in five equal installments starting January 3, 2003. This option was repriced on February 17, 1998.

(9) The option is exercisable in two equal installments starting July 21, 2001 and expires in two equal installments starting July 21, 2006. This option was repriced on February 17, 1998.

      AGGREGATE OPTION EXERCISES IN FISCAL 1997 AND FISCAL YEAR-END VALUES

     The following table sets forth certain information concerning the exercise of options by each of the Named Executive Officers during fiscal year 1997, including the aggregate amount of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 1997. Also reported are values of "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and $7.594 per share, which was the closing price of the Company's Common Stock as reported on the Nasdaq National Market on December 31, 1997.

                                                      NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                           UNDERLYING                   IN-THE-MONEY
                           SHARES                    UNEXERCISED OPTIONS AT              OPTIONS AT
                          ACQUIRED                       FISCAL YEAR-END             FISCAL YEAR-END(2)
                             ON         VALUE      ---------------------------   ---------------------------
          NAME            EXERCISE   REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ----            --------   -----------   -----------   -------------   -----------   -------------
Fred S.L. Chan..........        --           --      150,000        325,000       $739,095      $1,108,643
John H. Barnet..........        --           --       80,000        200,000             --              --
Nicholas A. Aretakis....    50,000   $1,322,479       70,000        160,000       $433,580      $  371,640
Robert L. Blair.........    50,000   $1,233,250       40,000        170,000       $185,820      $  371,640
Bo Ericsson(3)..........        --           --       18,750        126,250             --              --
Chi Shin Wang...........        --           --       25,000        127,000             --              --

---------------
(1) "Value Realized" represents the fair market value of the shares of Common Stock underlying the option on the date of exercise less the aggregate exercise price of the option.

(2) These values, unlike the amounts set forth in the column entitled "Value Realized," have not been, and may never be, realized and are based on the positive spread between the respective exercise prices of outstanding options and the closing price of the Company's Common Stock on December 31, 1997, the last day of trading for the fiscal year.

(3) Mr. Ericsson left the Company in December 1997.

                               PERFORMANCE GRAPH

     The graph below compares the cumulative total shareholder return on the Common Stock of the Company from the first day of trading of the Company's Common Stock upon the Company's initial public offering (October 6, 1995) to December 31, 1997 with the cumulative total return on the Nasdaq Stock Market and the Hambrecht & Quist Technology Index (assuming the investment of $100 in the Company's Common Stock and in each of the indexes on the date of the Company's initial public offering, and reinvestment of all dividends). The stock price performance on the following graph is not necessarily indicative of future stock price performance.

        Measurement Period          'ESS Technology,      Nasdaq Stock       H&Q Technology
      (Fiscal Year Covered)               Inc.'         Market - US Index         Index
10/6/95                                  100.00              100.00              100.00
12/31/95                                 153.33              104.40               99.66
3/31/96                                  125.00              109.27              101.58
6/30/96                                  123.33              116.19              108.81
9/30/96                                  114.20              122.39              115.51
12/31/96                                 187.53              128.41              123.86
3/31/97                                  161.67              121.45              118.06
6/30/97                                   89.60              143.71              142.11
9/30/97                                  101.27              168.02              172.22
12/31/97                                  50.60              157.57              145.22

     The following description data are supplied in accordance with Rule 304(d) of Regulation S-T:

                                                                        NASDAQ STOCK
                                         ESS TECHNOLOGY, INC.        MARKET -- US INDEX         H&Q TECHNOLOGY INDEX
                                         ---------------------     ----------------------     ------------------------
                                         MARKET     INVESTMENT                 INVESTMENT                   INVESTMENT
                                         PRICE        VALUE         INDEX        VALUE          INDEX         VALUE
                                         ------     ----------     -------     ----------     ---------     ----------
10/6/1995..............................  $15.00      $100.00       331.320      $100.00          839.63      $100.00
12/31/1995.............................  $23.00      $153.33       345.901      $104.40          836.78      $ 99.66
3/31/1996..............................  $18.75      $125.00       362.034      $109.27          852.69      $101.58
6/30/1996..............................  $18.50      $123.33       391.587      $118.19          913.62      $108.81
9/30/1996..............................  $17.13      $114.20       405.510      $122.39          969.86      $115.51
12/31/1996.............................  $28.13      $187.53       425.440      $128.41        1,040.00      $123.86
3/31/1997..............................  $24.25      $161.67       402.381      $121.45          991.30      $118.06
6/30/1997..............................  $13.44      $ 89.60       476.138      $143.71        1,193.17      $142.11
9/30/1997..............................  $15.19      $101.27       556.679      $168.02        1,446.03      $172.22
12/31/1997.............................  $ 7.59      $ 50.60       522.072      $157.57        1,219.28      $145.22

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following and the Performance Graph in this proxy shall not be incorporated by reference into any such filing.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

GENERAL

     The Compensation Committee of the Board of Directors (the "Committee") makes final decisions regarding executive compensation and stock option grants to executives. The Committee is composed of two independent nonemployee directors, neither of whom have any interlocking relationships as defined by the Securities and Exchange Commission.

GENERAL COMPENSATION POLICY

     The Committee acts on behalf of the Board to establish the general compensation policy of the Company for all employees of the Company. The Committee reviews base salary levels and target bonuses for the Chief Executive Officer ("CEO") at or about the beginning of each year. The Committee administers the Company's incentive and equity plans, including the 1992 Stock Option Plan, the 1995 Equity Incentive Plan, the 1995 Employee Stock Purchase Plan, the 1995 Directors Stock Option Plan, and the 1997 Equity Incentive Plan. The Company no longer grants options under the 1992 Stock Option Plan.

     The Committee's philosophy in compensating the CEO is to relate compensation directly to corporate performance. Thus, the Company's compensation policy for the CEO relates a portion of his total compensation to the Company profit objectives and individual objectives set forth at the beginning of the Company's year. Consistent with this policy, a designated portion of the CEO's compensation is contingent on corporate performance, and is also based on his performance as measured against objectives established under the CEO Incentive Plan, as determined by the Committee in its discretion. Long-term equity incentives for the CEO are effected through the granting of stock options under the 1995 Equity Incentive Plan and the 1997 Equity Incentive Plan. Stock options have value for the CEO only if the price of the Company's stock increases above the fair market value on the grant date and the CEO remains in the Company's employ for the period required for the shares to vest.

     The base salary, incentive compensation and stock option grants of the CEO are determined in part by the Committee reviewing data on prevailing compensation practices in technology companies with whom the Company competes for executive talent and by their evaluating such information in connection with the Company's corporate goals. To this end, the Committee attempts to compare the compensation of the Company's CEO with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation. In addition to his base salary, the Company's CEO is eligible to receive cash bonuses and to participate in the 1995 Equity Incentive Plan and the 1997 Equity Incentive Plan.

COMPENSATION OF EXECUTIVE OFFICERS

     During the fiscal year that ended December 31, 1997, the Company's executive compensation program was comprised of the following key components.

     Base Compensation. The Company sets the base salaries of its executives at the levels of comparably sized companies engaged in similar industries.

     Incentive Compensation. A cash bonus is awarded to the extent that an individual achieves predetermined individual objectives and the Company meets predetermined profit objectives set by the Board at the beginning of the year. Performance is measured at the end of the year. For fiscal year 1997, the basis of incentive compensation was Company revenue, percentage of growth of revenue and profit margin after tax. The targets and actual bonus payments are determined by the Committee in its discretion.

     Stock Options. In fiscal year 1997 stock options were granted to certain executive officers to aid in the retention of executive officers and to align their interests with those of the shareholders. Stock options typically have been granted to executive officers when the executive first joins the Company or in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. The Committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is within the discretion of the Committee and is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive's peer group. In fiscal year 1997, the Committee considered these factors, as well as the number of options held by such executive officers as of the date of grant that remained unvested. In the discretion of the Committee, executive officers may also be granted stock options to provide greater incentives to continue their employment with the Company and to strive to increase the value of the Company's Common Stock. The stock options generally become exercisable over a four-year or five-year period and are granted at a price that is equal to the closing price of the Company's Common Stock on the Nasdaq National Market System on the last business day before the date of the grant.

     Compensation of the Chief Executive Officer. The Compensation Committee determines the CEO's compensation in the beginning of the fiscal year based on the Company's previous years' corporate performance. Accordingly, Mr. Chan's base salary for fiscal year 1997 was increased to $248,000 commencing January 1, 1997. In addition, as an incentive to Mr. Chan to achieve the objectives established by the Committee for fiscal year 1997, the Board of Directors exercised its discretion and recommended that Mr. Chan be awarded incentive compensation of $122,686. All of Mr. Chan's incentive compensation was based upon obtaining and surpassing corporate operating profit objectives. This figure represents approximately 23% of the target bonus for Mr. Chan for fiscal year 1997. The Committee reviewed the compensation practices of comparable companies in making these awards.

     Compliance with Section 162(m) of the Internal Revenue Code of 1986. The Committee has considered the impact of Section 162(m) of the International Revenue Code, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and the Named Executive Officers, unless such compensation meets the requirements for the "performance-based" exemption to the general rule. Since cash compensation paid by the Company to each of its executives officers is expected to be below $1 million, the Company believes that this section will not affect the tax deductions available to the Company. It will be the Company's policy to qualify, to the extent reasonable, the executive officers' compensation for deductibility under applicable tax law.

                                          COMPENSATION COMMITTEE

                                          Michael A. Aymar
                                          Peter T. Mok

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Neither Mr. Aymar nor Mr. Mok has been an officer or employee of the Company or any of its subsidiaries.

                 EMPLOYMENT AGREEMENTS AND CERTAIN TRANSACTIONS

     Since January 1, 1997, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, or holder of more than 5% of the Company's Common Stock had or will have a direct or indirect material interest other than (i) normal compensation arrangements, which are described under "Executive Compensation" above, (ii) the transactions described under "Compensation Committee Interlocks and Insider Participation" above, and (iii) the transactions described below:

     In October 1997, Mr. Barnet exercised his right to receive a $5.00 per share appreciation on 80,000 shares of option granted to him pursuant to his employment agreement entered in October 1996. In addition, Mr. Barnet paid off the loan of $400,000 from the Company (including all of the accrued interest) made to him as part of his employment agreement.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements for the year ended December 31, 1997 were met, except that: (1) Messrs. Chen and Hideshima filed a form 3 late; (2) Mr. Barnet filed a form 5 to correct the total number of shares previously reported on a form 3; and (3) Messrs. Blair and Chan and Mrs. Chan filed a form 5 each to correct the total number of shares previously reported on a form 4.

                                 OTHER BUSINESS

     The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ JOHN H. BARNET
                                          ----------------------------------
                                          John H. Barnet
                                          Vice President of Finance, Chief
                                          Financial Officer, and Secretary

Dated: April 28, 1998

                                   APPENDIX I

                              ESS TECHNOLOGY, INC.

                       1995 EMPLOYEE STOCK PURCHASE PLAN

                          (AS AMENDED ON MAY 22, 1998)

      1. ESTABLISHMENT OF PLAN. ESS Technology, Inc., a California corporation (the "COMPANY"), proposes to grant options for purchase of the Company's Common Stock to eligible employees of the Company and its Subsidiaries (as hereinafter defined) pursuant to this Employee Stock Purchase Plan (this "PLAN"). For purposes of this Plan, "PARENT CORPORATION" and "SUBSIDIARY" (collectively, "SUBSIDIARIES") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "CODE"). The Company intends this Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of 425,000 shares of the Company's Common Stock is reserved for issuance under this Plan. Such number shall be subject to adjustments effected in accordance with Section 14 of this Plan.

      2. PURPOSE. The purpose of this Plan is to provide employees of the Company and Subsidiaries designated by the Board of Directors of the Company (the "BOARD") as eligible to participate in this Plan with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment.

      3. ADMINISTRATION. This Plan shall be administered by a committee appointed by the Board (the "COMMITTEE") consisting of at least two (2) members of the Board, each of whom is a Disinterested Person as defined in Rule 16b-3(d) of the Securities Exchange Act of 1934 (the "EXCHANGE ACT"). As used in this Plan, references to the "Committee" shall mean either such committee or the Board if no committee has been established. After registration of the Company under the Exchange Act, Board members who are not Disinterested Persons may not vote on any matters affecting the administration of this Plan, but any such member may be counted for determining the existence of a quorum at any meeting of the Board. Subject to the provisions of this Plan and the limitations of
Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Board and its decisions shall be final and binding upon all participants. Members of the Board shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

      4. ELIGIBILITY. Any employee of the Company or the Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under this Plan except the following:

          (a) employees who are not employed by the Company or Subsidiaries one
     (1) month before the beginning of such Offering Period;

          (b) employees who are customarily employed for less than twenty (20) hours per week;

          (c) employees who are customarily employed for less than five (5) months in a calendar year;

          (d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries.

      5. OFFERING DATES. The offering periods of this Plan (each, an "Offering Period") shall be of six (6) months duration commencing on February 1 and August 1 of each year and ending on July 31 and January 31 of each year; provided, however, that notwithstanding the foregoing, the first such Offering Period shall commence on the first business day after the date on which the registration statement filed by the Company with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Securities Act") registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "First Offering Date") and shall end on January 31. Each Offering Period shall consist of one (1) six-month purchase period (individually, a "Purchase Period") during which payroll deductions of the participants are accumulated under this Plan. The first business day of each Offering Period is referred to as the "OFFERING DATE." The last business day of each Purchase Period is referred to as the "PURCHASE DATE." The Board shall have the power to change the duration of Offering Periods or Purchase Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period or Purchase Period to be affected.

      6. PARTICIPATION IN THIS PLAN. Eligible employees may become participants in an Offering Period under this Plan on the first Offering Date after satisfying the eligibility requirements by delivering a subscription agreement to the Company's treasury department (the "TREASURY DEPARTMENT") not later than the 15th day of the month before such Offering Date unless a later time for filing the subscription agreement authorizing payroll deductions is set by the Board for all eligible employees with respect to a given Offering Period. An eligible employee who does not deliver a subscription agreement to the Treasury Department by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in this Plan by filing a subscription agreement with the Treasury Department not later than the 15th day of the month preceding a subsequent Offering Date. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 11 below. Such participant is not required to file any additional subscription agreement in order to continue participation in this Plan.

      7. GRANT OF OPTION ON ENROLLMENT. Enrollment by an eligible employee in this Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock of the Company determined by dividing (a) the amount accumulated in such employee's payroll deduction account during such Purchase Period by (b) the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date (but in no event less than the par value of a share of the Company's Common Stock), or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date (but in no event less than the par value of a share of the Company's Common Stock); provided, however, that the number of shares of the Company's Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (a) the maximum number of shares set by the Board pursuant to Section 10(c) below with respect to the applicable Offering Period, or (b) the maximum number of shares which may be purchased pursuant to Section 10(b) below with respect to the applicable Offering Period. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 8 hereof.

      8. PURCHASE PRICE. The purchase price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

          (a) The fair market value on the Offering Date; or

          (b) The fair market value on the Purchase Date;

provided, however, that in no event may the purchase price per share of the Company's Common Stock be below the par value per share of the Company's Common Stock.

     For purposes of this Plan, the term "fair market value" on a given date shall mean the fair market value of the Company's Common Stock as determined by the Board in its sole discretion, exercised in good faith;

provided, however, that where there is a public market for the Common Stock, the fair market value per share shall be the average of the last reported bid and asked prices of the Common Stock on the last trading day prior to the date of determination (or the average closing price over the number of consecutive trading days preceding the date of determination as the Board shall deem appropriate), or, in the event the Common Stock is listed on a stock exchange or on the Nasdaq National Market, the fair market value per share shall be the closing price on such exchange or quotation system on the last trading date prior to the date of determination (or the average closing price over the number of consecutive trading days preceding the date of determination as the Board shall deem appropriate); and provided further, that notwithstanding the foregoing, the fair market value of the Company's Common Stock on the First Offering Date (which is the first business day of the first Offering Period under this Plan) shall be deemed to be the price per share at which shares of the Company's Common Stock are initially offered for sale to the public in the Company's initial public offering of its Common Stock pursuant to a registration statement filed with the SEC under the Securities Act.

      9. PAYMENT OF PURCHASE PRICE; CHANGES IN PAYROLL DEDUCTIONS; ISSUANCE OF SHARES.

          (a) The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period. The deductions are made as a percentage of the participant's compensation in one percent (1%) increments not less than two percent (2%), nor greater than ten percent (10%) or such lower limit set by the Committee. Compensation shall mean all W-2 compensation, including, but not limited to base salary, wages, commissions, overtime, shift premiums and bonuses, plus draws against commissions; provided, however, that for purposes of determining a participant's compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

          (b) A participant may lower (but not increase) the rate of payroll deductions during an Offering Period by filing with the Treasury Department a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than fifteen (15) days after the Treasury Department's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change may be made effective during any Offering Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Treasury Department a new authorization for payroll deductions not later than the 15th day of the month before the beginning of such Offering Period.

          (c) All payroll deductions made for a participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

          (d) On each Purchase Date, so long as this Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of this Plan. Any cash remaining in a participant's account after such purchase of shares shall be refunded to such participant in cash, without interest. In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

          (e) As promptly as practicable after the Purchase Date, the Company shall arrange the delivery to each participant of a certificate representing the shares purchased upon exercise of his option.

          (f) During a participant's lifetime, such participant's option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised. Shares to be delivered to a participant under this Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

     10. LIMITATIONS ON SHARES TO BE PURCHASED.

          (a) No employee shall be entitled to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan.

          (b) No more than two hundred percent (200%) of the number of shares determined by using eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date as the denominator may be purchased by a participant on any single Purchase Date.

          (c) No employee shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty (30) days prior to the commencement of any Offering Period, the Board may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date, which until changed by the Board shall be 250 Shares of Common Stock (hereinafter the "MAXIMUM SHARE AMOUNT"). In no event shall the Maximum Share Amount exceed the amounts permitted under Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than fifteen (15) days prior to the commencement of the next Offering Period. Once the Maximum Share Amount is set, it shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Board as set forth above.

          (d) If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Board shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each participant affected thereby.

          (e) Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the applicable Purchase Period, without interest.

     11. WITHDRAWAL.

          (a) Each participant may withdraw from an Offering Period under this Plan by signing and delivering to the Treasury Department a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time at least fifteen (15) days prior to the end of an Offering Period.

          (b) Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate. In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in this Plan.

     12. TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason. including retirement, death or the failure of a participant to remain an eligible employee, immediately terminates his or her participation in this Plan. in such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

     13. RETURN OF PAYROLL DEDUCTIONS. In the event a participant's interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall promptly deliver to the participant all payroll deductions credited to such participant's account. No interest shall accrue on the payroll deductions of a participant in this Plan.

     14. CAPITAL CHANGES. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under this Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the "RESERVES"), as well as the price per share of Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"; and provided further, that the price per share of Common Stock shall not be reduced below its par value per share. Such adjustment shall be made by the Board, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that the options under this Plan shall terminate as of a date fixed by the Board and give each participant the right to exercise his or her option as to all of the optioned stock, including shares which would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, each option under this Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock. If the Board makes an option exercisable in lieu of assumption or substitution in the event of a merger, consolidation or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of twenty (20) days from the date of such notice, and the option will terminate upon the expiration of such period.

     The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation; provided, that the price per share of Common Stock shall not be reduced below its par value per share.

     15. NONASSIGNABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in

Section 22 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

     16. REPORTS. Individual accounts will be maintained for each participant in this Plan. Each participant shall receive promptly after the end of each Purchase Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance. if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

     17. NOTICE OF DISPOSITION. Each participant shall notify the Company if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the "NOTICE PERIOD"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his or her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

     18. NO RIGHTS TO CONTINUED EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary, or restrict the right of the Company or any Subsidiary to terminate such employee's employment.

     19. EQUAL RIGHTS AND PRIVILEGES. All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in this Plan.

     20. NOTICES. All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. TERM; STOCKHOLDER APPROVAL. After this Plan is adopted by the Board, this Plan will become effective on the date that is the First Offering Date (as defined above); provided, however, that if the First Offering Date does not occur on or before December 31, 1995, this Plan will terminate as of December 31, 1995 having never become effective. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares pursuant to this Plan shall occur prior to such stockholder approval. Thereafter, no later than twelve (12) months after the Company becomes subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 with respect to stockholder approval. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time),
(b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) ten (10) years from the adoption of this Plan by the Board.

     22. DESIGNATION OF BENEFICIARY.

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under this Plan in the event of such participant's death subsequent to the end of an Purchase Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under this Plan in the event of such participant's death prior to a Purchase Date.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     23. CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF
SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     24. APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

     25. AMENDMENT OR TERMINATION OF THIS PLAN. The Board may at any time amend, terminate or the extend the term of this Plan, except that any such termination cannot affect options previously granted under this Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the stockholders of the Company obtained in accordance with Section 21 hereof within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

          (a) increase the number of shares that may be issued under this Plan;

          (b) change the designation of the employees (or class of employees) eligible for participation in this Plan; or

          (c) constitute an amendment for which stockholder approval is required in order to comply with Rule 16b-3 (or any successor rule) of the Exchange Act.

                                  APPENDIX II

                              ESS TECHNOLOGY, INC.

                           1997 EQUITY INCENTIVE PLAN

                          (AS AMENDED ON MAY 22, 1998)

      1. PURPOSES OF THE PLAN. The purposes of this Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

     Options granted hereunder may be either Incentive Stock Options (as defined under Section 422 of the Code) or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

      2. DEFINITIONS. As used herein, the following definitions shall apply:

          (a) "Administrator" shall mean the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          (b) "Affiliate" shall mean an entity other than a Subsidiary (as defined below) in which the Company owns an equity interest.

          (c) "Applicable Laws" shall have the meaning set forth in Section 4(a) below.

          (d) "Board" shall mean the Board of Directors of the Company.

          (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (f) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan, if one is appointed.

          (g) "Common Stock" shall mean the Common Stock of the Company.

          (h) "Company" shall mean ESS Technology, Inc., a California corporation.

          (i) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

          (j) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of employment.

          (k) "Director" shall mean a member of the Board.

          (l) "Employee" shall mean any person (including any Named Executive, Officer or Director) employed by the Company or any Parent, Subsidiary or Affiliate of the Company. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

          (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock or;

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (o) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.

          (p) "Named Executive" shall mean any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

          (q) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable written option agreement.

          (r) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (s) "Option" shall mean a stock option granted pursuant to the Plan.

          (t) "Optioned Stock" shall mean the Common Stock subject to an Option.

          (u) "Optionee" shall mean an Employee or Consultant who receives an Option.

          (v) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (w) "Plan" shall mean this 1997 Equity Incentive Plan.

          (x) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act as the same may be amended from time to time, or any successor provision.

          (y) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

          (z) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

       3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is 5,000,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant under the Plan.

      4. ADMINISTRATION OF THE PLAN.

          (a) Composition of Administrator.

             (i) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3, and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively, the "Applicable Laws"), grants under the Plan may (but need not) be made by different administrative bodies with respect to Directors, Officers who are not directors and Employees who are neither Directors nor Officers.

             (ii) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS. With respect to grants of Options to Employees or Consultants who are also Officers or Directors of the Company, grants under the Plan shall be made by (A) the Board, if the Board may make grants under the Plan in compliance with Rule 16b-3 and Section 162(m) of the Code as it applies so as to qualify grants of Options to Named Executives as performance-based compensation, or (B) a Committee designated by the Board to make grants under the Plan, which Committee shall be constituted in such a manner as to permit grants under the Plan to comply with Rule 16b-3, to qualify grants of Options to Named Executives as performance-based compensation under Section 162(m) of the Code and otherwise so as to satisfy the Applicable Laws.

             (iii) ADMINISTRATION WITH RESPECT TO OTHER PERSONS. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

             (iv) GENERAL. If a Committee has been appointed pursuant to subsection (ii) or (iii) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3 and to the extent required under Section 162(m) of the Code to qualify grants of Options to Named Executives as performance-based compensation.

          (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

             (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

             (ii) to select the Employees and Consultants to whom Options may from time to time be granted hereunder;

             (iii) to determine whether and to what extent Options are granted hereunder;

             (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

             (v) to approve forms of agreement for use under the Plan;

             (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

             (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

          (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

      5. ELIGIBILITY.

          (a) Recipients of Grants. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided, however, that Employees of an Affiliate shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

          (b) Type of Option. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (c) No Employment Rights. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

      6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 16 of the Plan.

      7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

      8. LIMITATION ON GRANTS TO EMPLOYEES. Subject to adjustment as provided in this Plan, the maximum number of Shares which may be subject to options granted to any one Employee under this Plan for any fiscal year of the Company shall be 375,000, except that new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company) are eligible to receive up to a maximum of 750,000 Shares in the calendar year in which they commence their employment.

      9. OPTION EXERCISE PRICE AND CONSIDERATION.

          (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

             (i) In the case of an Incentive Stock Option

                (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

                (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

             (ii) In the case of a Nonstatutory Stock Option

                (A) granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant; or

                (B) granted to any person other than a Named Executive, the per Share exercise price shall be no less than [85%] [100%] of the Fair Market Value per Share on the date of grant.

             (iii) Notwithstanding anything to the contrary in subsections 9(a)(i) or 9(a)(ii) above, in the case of an Option granted on or after the effective date of registration of any class of equity security of the Company pursuant to Section 12 of the Exchange Act and prior to six months after the termination of such registration, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (b) Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised,
     (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) any combination of the foregoing methods of payment, or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     10. EXERCISE OF OPTION.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 14 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Status as an Employee or Consultant. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c) Disability of Optionee. Notwithstanding Section 10(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d) Death of Optionee. In the event of the death of an Optionee:

             (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (or such other period of time, not exceeding twelve (12) months, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant three (3) months (or such other period of time as is determined by the Administrator as provided above) after the date of death, subject to the limitation set forth in Section 5(b); or

             (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

          (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     11. WITHHOLDING TAXES. As a condition to the exercise of Options granted hereunder, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

     12. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, or (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

     Any surrender by an Officer or Director of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3.

     All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a) the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; and

          (c) all elections shall be subject to the consent or disapproval of the Administrator.

     In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     13. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 13.

     14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.

          (a) Adjustment. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the maximum number of shares of Common Stock for which Options may be granted to any employee under Section 8 of the Plan, and the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to some or all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     15. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or such other date as is determined by the Administrator; provided however that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     16. AMENDMENT AND TERMINATION OF THE PLAN.

          (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 20 of the Plan:

             (i) any increase in the number of Shares subject to the Plan, other than an adjustment under Section 14 of the Plan;

             (ii) any change in the designation of the class of persons eligible to be granted Options; or

             (iii) any change in the limitation on grants to employees as described in Section 8 of the Plan or other changes which would require shareholder approval to qualify options granted hereunder as performance-based compensation under Section 162(m) of the Code.

          (b) Shareholder Approval. If any amendment requiring shareholder approval under Section 16(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 20 of the Plan.

          (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     17. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     18. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     19. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     20. SHAREHOLDER APPROVAL.

          (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law and the rules of any stock exchange upon which the Shares are listed.

          (b) In the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

          (c) If any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 20(b) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

             (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information that would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

             (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to shareholders.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                              ESS TECHNOLOGY, INC.
                       1998 ANNUAL MEETING OF SHAREHOLDERS

P R O X Y

        The undersigned shareholder of ESS Technology, Inc., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 28, 1998, and hereby appoints Fred S. L. Chan and John H. Barnet, and each of them, with full power to each of substitution, as proxies and attorneys-in-fact, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of ESS Technology, Inc. to be held on May 22, 1998 at 1:30 p. m. local time, at the Westin Hotel, 5101 Great America Parkway, Santa Clara, CA 95054, and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

        This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted as follows: (1) FOR the Election of Directors in the manner described in the Proxy Statement, (2) FOR the proposal to approve an amendment to the 1995 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 200,000 shares, (3) FOR the proposal to approve an amendment to the 1997 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 2,000,000 shares, and (4) FOR the proposal to ratify the selection of Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending December 31, 1998.


CONTINUED AND TO BE SIGNED ON REVERSE SIDE                      SEE REVERSE SIDE

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NOMINEES FOR DIRECTORS AND PROPOSALS 2, 3 AND 4.






1. Election of Directors Nominees: Fred S.L. Chan, Annie M.H. Chan, Ilbok Lee, Peter T. Mok, and Dominic Ng

                              FOR [ ] WITHHELD [ ]


[ ] ----------------------------------------------------------
              FOR ALL NOMINEES EXCEPT AS NOTED ABOVE

2. To approve amendments to the 1995 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 200,000 shares.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]


3. To approve amendments to the 1997 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 2,000,000 shares.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]


4. To ratify the appointment of Price Waterhouse as independent accountants of the Company for the fiscal year ending December 31, 1998.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

        and, in their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [ ]

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. Where shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership by authorized person.


SIGNATURE  __________________________________  DATE  ___________________


SIGNATURE  __________________________________  DATE  ___________________